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                                                                   EXHIBIT 10.10
                                      LEASE

     THIS LEASE is made and entered into on the 28th day of March, 1996 by and between STEPHEN C. MURPHY, THOMAS W. HOLLEY, ARTHUR S. MARGULIS, and SAMUEL B. MURPHY, Trustee of the Samuel B. Murphy Revocable Living Trust UTA 1/9/91, dba "ADIE ROAD PARTNERSHIP", hereinafter referred to as "Landlord", and TALX CORPORATION hereinafter referred to as "Tenant".

WITNESSETH:

                                    ARTICLE I
                                 GRANT AND TERM

     Section 1.1 Leased Premises. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be observed and performed, the Landlord demises and leases to the Tenant and the Tenant rents from the Landlord the office building (the "Leased Premises") situated in the County of St. Louis, Missouri, which is commonly referred to as 1850 Borman Court.

     Section 1.2 Commencement and Ending Date of Term. The term of this Lease shall be for the period of seventy-eight (78) calendar months commencing on the 28th day of March, 1996, (the "Commencement Date") and ending on the 30th day of September, 2002 (the "Ending Date").

                                   ARTICLE II
                          CONSTRUCTION OF IMPROVEMENTS

     Section 2.1 Tenant's Improvements. Tenant shall construct and install, at its sole cost and expense, all improvements necessary for Tenant's occupancy and use of the Leased Premises.

                                   ARTICLE III
                                      RENT

     Section 3.1 Base Rent. Tenant agrees to pay Landlord at the office of Landlord or at such other place designated by Landlord without any prior demand thereof and without any deduction or offset whatsoever, as Base Rent, according to the following schedule: For the period March 28, 1996 through September 30, 2002 Tenant shall pay Landlord as annual Base Rent the aggregate sum of Four Hundred Twelve Thousand Eight Hundred Forty-Eight Dollars ($412,848.00) in equal monthly installments of Thirty-Four Thousand Four Hundred Four Dollars ($34,404.00) in advance on the first day of each calendar month.

     Section 3.2 Rental Adjustment. It is understood that the Base Rent specified in Section 3.1 does not take into consideration the amount of Taxes assessed against the building, or the cost of Insurance or Operating Expenses. Therefore, in order that the rental payable throughout the term of this Lease shall reflect such factors, the parties agree that the annual Base Rent payable pursuant to Section 3.1 shall be increased by the total of Tenant's Share of Insurance payable during each calendar year in excess of the cost of Insurance for the 1988 calendar year and Tenant's Share of Taxes payable during each calendar year in excess of the amount of Taxes assessed during the 1988 calendar year for that portion of the Leased Premises covering 55% of the total square footage (22,027 sq. ft.) and in excess of the amount of Taxes assessed during the 1993 calendar year for that portion of the Leased Premises covering 45% of the total square footage (18,023 sq. ft.) per Addenda effective March 1, 1994 and November 1, 1994, and by Tenant's Share of Operating Expenses during each calendar year.

Certain terms are defined as follows:

     a. "Common Areas" shall mean (as initially constructed or as the same may at anytime thereafter be enlarged or reduced by Landlord) all areas, space, facilities, equipment, signs and special services made available by Landlord for the common and joint use and benefit of Landlord and Tenant and their respective employees, agents, subtenants, concessionaires, licensees, customers and other invitees. They shall also include all sidewalks, parking areas, access roads, driveways, curbs, landscaped areas, truck service ways, courts, stairs, ramps, outside walls of the building, roofs, canopies, soffits and down spouts of the building, but excluding all signs and equipment, and loading platforms and overhead doors adjacent thereto intended for use solely by Tenant. Landlord hereby expressly reserves the right, from time to time: to determine the nature and extent of the Common Areas, and to make such changes therein and thereto which in its opinion are deemed to be desirable and for the best interests of all persons using said Common Areas, including the location and relocation of driveways, entrances, exits, automobile parking spaces (consistent with Landlord's other obligations), the direction and flow of traffic, landscaped area, and all other facilities thereof; to construct, maintain and operate lighting and other facilities, equipment and signs on all of said Common Areas; to build multi-story parking facilities; to restrict parking by Tenant and their employees, agents, subtenants, concessionaires and licensees consistent with Landlord's other obligations hereunder; to close temporarily all or any portion of the Common Areas for the purpose of making repairs or changes thereto.
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Landlord shall operate, manage, equip, police, light and maintain the Common
Area (or cause the same to be done), and Landlord shall have sole right and exclusive authority to employ and discharge all personnel with respect thereto. Tenant is hereby given a license to use, during the term of this Lease, the Common Areas as they may now or at any time during the term of this Lease exist.

     b. "Insurance" means insurance carried by Landlord covering the Common Areas, including without limitation, public liability, personal and bodily injury and property damage liability and automobile coverage, fire and extended coverage, vandalism and malicious mischief, and all broad form coverage, all in limits selected by Landlord.

     c. "Operating Expenses" means those expenses incurred or paid on behalf of the Landlord in respect of the operation and maintenance of the building including the Common Areas thereof (as that term is hereinafter defined), which, in accordance with accepted principles of sound accounting practice used by the Landlord, as applied to the operation and maintenance of first-class commercial centers, are properly chargeable to the operation and maintenance of the building including the Common Areas, and the cost, as reasonably amortized by the Landlord, of any capital improvement which reduces other Operating Expenses, but in an amount not to exceed such reduction for the relevant year. Operating Expenses attributable to a partial calendar year shall be determined based on the ratio of the lease term falling within the calendar year to the full calendar year.

     Operating Expenses shall further mean the total costs and expenses incurred in operating, maintaining, and repairing the Common Areas, including, without limitation, the cost of all materials, supplies and services purchased or hired therefor; the cost and expense of landscaping, gardening and planting, general maintenance and repair (exclusive of expense of alteration or repair of premises for the accommodation of Tenant), cleaning, sweeping and janitorial services (including personnel and equipment), painting (including line painting), decorating (exclusive of decoration for the accommodation of Tenant, paving, lighting, sanitary control, removal of snow, trash, garbage and other refuse, heating, fire protection, water and sewerage charges; operation of loudspeakers and any other equipment supplying music to the Common Areas or any parts thereof; installation and renting of signs, maintenance, repair and replacement of utility systems serving the Common Areas, including water, sanitary sewer and storm water lines and other utility lines, pipes and conduits, maintenance, repair and cost of operating parking areas (including resurfacing thereof), the cost of maintenance and service agreements as well as depreciation (based upon generally accepted accounting principles consistently applied) of movable machinery and equipment owned and used in the operation, maintenance and repair of the Common Areas and of the rental charges for such machinery and equipment. Operating Expenses shall not include franchise or income taxes imposed on the Landlord, and the cost to the Landlord of any work or service performed in any instance for Tenant at the cost of Tenant or which is properly reimbursable by Tenant to Landlord. If any part of the Common Areas is damaged as a result of the construction by Landlord or the substantial alteration of existing building, no expense or the repair thereof shall be included for the purposes of determining Operating Expenses.

     e. "Taxes" means (i) all real estate taxes, assessments and other governmental levies and charges of every kind and nature whatsoever general and special, extraordinary as well as ordinary, including sewer charges, and each and every installment thereof, which shall be levied, assessed, imposed, or arise in connection with the use, occupancy or possession of the building or any part thereof accrued (adjustment after protest or litigation, if any) for any part of the term of this lease, exclusive of penalties or discounts, (ii) any taxes which shall be levied in lieu of any such taxes on the gross rentals of the building, (iii) any special assessments against the building which shall be required to be paid during the calendar year in respect to which taxes are being determined, and (iv) the expense of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to a partial calendar year shall be determined based on the ratio of the lease term falling within the calendar year to the full calendar year.

     Section 3.3 Payment of Taxes, Insurance and Operating Expenses. Tenant's share of Operating Expenses, Tenant's share of Taxes in excess of the amount of Taxes assessed during the 1988 calendar year for that portion of the Leased Premises covering 55% of the total square footage (22,027 sq. ft.) and in excess of the amount of Taxes assessed during the 1993 calendar year for that portion of the Leased Premises covering 45% of the total square footage (18,023 sq. ft.) per Addenda effective March 1, 1994 and November 1, 1994, and Tenant's share of Insurance premiums in excess of the amount paid for the 1988 calendar year of the Leased Premises shall be paid retroactively as hereinafter provided. Landlord shall bill Tenant annually for its share of taxes, insurance and operating expenses and payment will be due within thirty (30) days of receipt.

     Section 3.4 Landlord's Statement. Landlord shall furnish Tenant each year with a statement of Operating Expenses, Taxes and Insurance for the preceding calendar year. Tenant or its authorized representative shall have the right to inspect Landlord's books and records pertaining to Taxes, Insurance and Operating Expenses during Landlord's normal business hours within forty-five days (45) following receipt by Tenant of such statement. Unless Tenant asserts specific errors in such statement within thirty (30) days following receipt thereof, the statement shall be binding and conclusive on both parties unless Landlord shall be guilty of fraud in it preparation. The failure of Landlord to furnish such statement or to give any notice of increase in the Base Rent to
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Tenant shall not constitute a waiver by Landlord of its rights hereunder, and all increases due Landlord pursuant to any late notice or late statement shall be paid by Tenant within ten (10) days following the receipt of such notice or statement from Landlord.

                                   ARTICLE IV
                     USE AND OPERATION OF BUSINESS BY TENANT

     Section 4.1 Use of Premises. Tenant shall use the Leased Premises solely as a business office and/or warehouse.

     Section 4.2 Operation of Business. Tenant shall, except as herein otherwise provided, from and after the commencement of the term of this Lease, (a) continuously and uninterruptedly occupy and use the entire Leased Premises for the uses herein specified and conduct Tenant's business therein in a reputable manner; (b) keep and maintain the Leased Premises and Tenant's personal property and signs therein or thereon and the exterior and interior portions of all windows, doors and all other glass or plate glass in a neat, clean, sanitary and safe condition; (c) comply with all ordinances, laws and regulations applicable to Tenant of all governmental authorities having jurisdiction and apply for, secure, maintain and comply with all licenses or permits which may be required for the conduct by Tenant of the business herein permitted to be conducted in the Leased Premises and to pay, if, as and when due all license and permit fees and charges of a similar nature in connection therewith.

     Section 4.3 Trash. Tenant agrees that all trash and rubbish of Tenant shall be deposited within receptacles furnished by Landlord.

     Section 4.4 Maintain Character of Building. Tenant shall not permit the Leased Premises, or any part thereof, to be used in any manner which reasonably constitutes a nuisance or which may reasonably injure the reputation, character, or appearance of the property, or which may reasonably disturb, inconvenience or cause complaints by occupants of property in proximity to the Leased Premises.

     Section 4.5 Deliveries and Freight Handling. Tenant shall use its best efforts to complete, or cause to be completed, all deliveries, loading, unloading and services to the Leased Premises according to the schedule and rules established from time to time by Landlord. Tenant shall cause any truck making deliveries to or for it to be expeditiously loaded or unloaded and the merchandise and freight promptly removed from the loading docks and other loading areas.

     Section 4.6 Utilities. Landlord shall furnish water and sanitary sewers to the Leased Premises; however, the cost thereof shall be an Operating Expense. Tenant shall make application for and arrange for the installation of all other utility services (including meters and connection fees) necessary for the use and occupancy of the Leased Premises and Tenant shall be solely responsible for and promptly pay, as and when the same become due and payable, all connection charges, deposits, all charges for gas, electricity, telephone and any utility other than water and sewer service used or consumed in the Leased Premises imposed by the utility company or authority providing the same. Landlord shall not be liable for damages or otherwise for any interruption in the supply of any utility to the Leased Premises nor shall any such interruption constitute any ground for an abatement of any rents reserved hereunder.

                                    ARTICLE V
                   EXTERIOR DISPLAY, SOLICITATION, ADVERTISING

     Section 5.1 Signs and Exterior Fixtures.

     (a) Tenant shall not erect, install or maintain any signs or other advertising or display devices, on the exterior of the Leased Premises, which devices shall be visible to public view outside the Leased Premises unless: (i) Tenant has received the prior approval thereof in writing by Landlord which approval shall not be unreasonably withheld; and (ii) such sign, advertising or display device complies with the applicable regulations set forth in the St. Louis County Zoning Ordinances and any other governmental entity having jurisdiction over the Leased Premises. Tenant shall promptly, on written notice from Landlord, remove any sign or advertising or display device erected or maintained in violation of this provision, and if Tenant fails to remove same promptly upon receipt of notice from Landlord to such effect, Landlord may enter upon the Leased Premises and cause such sign or advertising or display device to be removed and the cost of such removal and restoration shall be paid by Tenant as additional rent for the month next following such removal. Tenant shall at its own expense, maintain and keep in good repair all signs, advertising and display devices in or about the Leased Premises and shall pay for all electric current required in connection with such advertising and display devices.

     (b) Tenant shall not decorate, paint or in any other manner alter, and shall not install or affix any device, fixture or attachment upon or to, the exterior of the Leased Premises, including the roof or canopy thereof, without the prior written consent thereto of Landlord which approval shall not be unreasonably withheld. If Tenant shall do any of the foregoing acts in contravention of this provision, Landlord shall have the right to remove any such decoration, paint, alteration, device, fixture or attachment and restore the Leased Premises to the condition thereof prior to such act and the cost of such removal and restoration shall be paid by Tenant as additional rent payable for the month next following such removal and restoration.
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     Section 5.2 Other Advertising Media. No advertising medium such as flashing lights, searchlights, loudspeakers, phonographs, radios or television shall be utilized by Tenant which can be heard or experienced outside the Tenant's Leased Premises.

                                   ARTICLE VI
                         FIXTURES AND PERSONAL PROPERTY

     Section 6.1 Tenant to Fully Equip Leased Premises. Tenant shall fully equip the Leased Premises with all trade fixtures and equipment, furniture, furnishings, and floor coverings, and any other fixtures and equipment necessary for the proper operation of the Tenant's business.

     Section 6.2 Ownership and Right of Removal of Trade Fixtures. Any trade fixtures and other personal property of the Tenant shall remain the property of the Tenant and the Landlord agrees that the Tenant shall have the right, provided the Tenant be not in default under the terms of this Lease, at any time, and from time to time, to remove any and all of its trade fixtures and other personal property which it may have stored or installed in the Leased Premises. The Tenant at its expense shall immediately repair any damage occasioned to the Leased Premises by reason of the removal of any such trade fixtures and other personal property, and upon expiration or earlier termination of this Lease, shall leave the Leased Premises in a neat and clean condition, free of debris.

     Section 6.3 Ownership and Removal of Leasehold Improvements. All non-movable partitions and ceiling, wall, and floor coverings and finishes installed by Tenant in or about the Leased Premises shall be deemed the property of the Landlord upon installation, subject, however, to the provisions of
Article XVII below.

                                   ARTICLE VII
                             REPAIRS AND MAINTENANCE

     Section 7.1 Tenant's Obligations. Tenant agrees at all times, from and after delivery of possession of the Leased Premises to the Tenant, and at its own cost and expense, to repair and maintain in good condition the Leased Premises and every part thereof, including the overhead doors and loading platforms, but excluding, however, the exterior and structural parts of the Leased Premises and the entire sprinkler system and main water service line and main sanitary sewer line serving the Leased Premises and other premises, but including without limitation, all other pipes, conduits, plumbing, sanitary sewer, electrical, air conditioning, and heating equipment serving the Leased Premises, all lighting fixtures, (except parking lot lights), lamps, fans and motors and other equipment and fixtures therein, all signs, locks and closing devices, all windows and window frames, all doors and door frames, all interior walls, ceilings and floors and to perform any item of repair and/or maintenance as may at any time or from time to time be required by any governmental agency of appropriate jurisdiction. All glass, both exterior and interior, is at the sole risk of Tenant, and any glass broken shall be promptly replaced by Tenant with glass of the same kind, size and quality.

     Section 7.2 Landlord's Obligations. Subject to Tenant's obligations provided in Section 3.2 above, Landlord shall keep and maintain in good and tenantable condition and repair, the entire sprinkler system and main water service line and main sanitary sewer line serving the Leased Premises, including only the structural parts of the floor walls (excluding windows and doors therein) and roof, and further including the parking lot and the lights, sidewalks, and landscaping thereof; provided however, that Landlord shall not be required to make repairs necessitated by reason of negligence of the Tenant or anyone claiming under Tenant, or by reason of agreements in this Lease contained, or caused by alterations, additions, or improvements made by the Tenant or anyone claiming under the Tenant. Anything to the contrary notwithstanding contained in this Lease, Landlord shall not in any way be liable to the Tenant for failure to make repairs as herein specifically required of it unless the Tenant has previously notified the Landlord, in writing, of the need for such repairs and Landlord fails to make such repairs within a reasonable period of time following receipt of the Tenant's written notification.

     Section 7.3 Landlord's Rights Upon Tenant's Refusal to Repair and/or Maintain. If Tenant refuses or neglects to make repairs and/or maintain the Leased Premises or any part thereof, in a manner reasonably satisfactory to Landlord, Landlord shall have the right, upon giving Tenant reasonable written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of the Tenant. In such event such work shall be paid for by Tenant promptly upon receipt of a bill therefor.

     Section 7.4 "Repair and Maintain" Defined. "Repair and Maintain", as used in this Article, shall mean the performance and furnishing of all repairs, replacements and renewals.

     Section 7.5 Landlord's Common Areas Rules and Regulations. Landlord shall also have the right to establish, and from time to time change, alter and amend, and to enforce against the Tenant and other users of the Common Areas such reasonable rules and regulations as may be deemed necessary or advisable for the proper and efficient operation and maintenance of the Common Areas. The rules and regulations herein provided may include, without limitation, the hours during which the Common Areas shall be open for use. The rights of the Tenant hereunder in and to the Common Areas shall at all times be subject to the rights of the Landlord to use the same in common with the Tenant, and it shall be the duty of the Tenant to keep all of said areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any of said areas only for normal ingress and egress by the said customers, patrons and service-suppliers to and from the building.

                                  ARTICLE VIII
                                   ALTERATIONS

     Tenant may, at its own expense, from time to time during the term of this Lease, make alterations, additions, changes and improvements in and to the interior of the Leased Premises (except those of a structural nature) but only with Landlord's prior written consent which consent shall not unreasonably be withheld. All such work shall be done in a good and workmanlike manner, in accordance with all applicable laws and regulations and shall be diligently prosecuted so that the Leased Premises shall at all times be a complete unit except during the period of work.

                                   ARTICLE IX
                                MECHANIC'S LIENS

     Tenant agrees that it will pay or cause to be paid all costs for work done by it or caused to be done by it on the Leased Premises and the Tenant agrees to and shall indemnify and save the Landlord free and harmless against liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for the Tenant or persons claiming under it; provided however, that Tenant shall have the right, at its sole cost and expense, to contest any mechanic's lien that might be filed on account of any such work.

                                    ARTICLE X
                                      TAXES

     Subject to the provisions of Section 3.2, Landlord shall pay when due all real estate taxes, assessments and other governmental levies and charges of every kind and nature whatsoever, general and special, extraordinary as well as ordinary, which shall or may, during the term of this lease, be levied, assessed, imposed, become due and payable, or arise in connection with the use, occupancy or possession of the Center or any part thereof or any land, buildings, or other improvements therein.

                                   ARTICLE XI
                    INDEMNITY-INSURANCE-WAIVER OF SUBROGATION

     Section 11.1 Indemnity.

     (a) Tenant hereby agrees to defend, pay, indemnify and save free and harmless Landlord, from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature unless due to the willful, wanton or negligent acts of Landlord or Landlord's employees or agents by or in favor of anyone whomsoever and from and against any and all out-of-pocket costs and expenses, including attorneys' fees, resulting from or in connection with loss of life, bodily or personal injury or property damage arising, directly or indirectly, out of, from, or on account of any occurrence in, upon, at or from the leased Premises unless due to the willful, wanton or negligent acts of the Landlord or Landlord's employees or agents.

     (b) Tenant and all those claiming by, through or under Tenant shall store their property in and shall occupy and use the Leased Premises and any improvements therein and appurtenances thereto solely at their own risk and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other personal property, or damage to business or from business interruption arising, directly or indirectly out of, from or on account of such occupancy and use or resulting from any present or future condition or state or repair thereof unless any of the above is due to the wilful, wanton or negligent acts of the Landlord or Landlord's employees or agents.

     (c) Landlord shall not be responsible or liable at any time to Tenant, for any loss of life, bodily or personal injury or damage to property or business, or for business interruption, or negligence of any other persons, unless due to the willful, wanton or negligent acts of Landlord or its employees or agents.

     (d) Landlord shall not be responsible or liable at any time for any defects, latent or otherwise, in the Leased Premises of any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Landlord be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of Tenant, caused by or resulting from the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas, sewage, snow or ice in any part of the Leased Premises unless due to the willful, wanton or negligent acts of Landlord or Landlord's employees or agents, or caused by or resulting from acts of God or the elements, or resulting from any defect or negligence in the occupancy, construction, operation or use of the Leased Premises, or any of the equipment, fixtures, machinery, appliances or apparatus therein unless due to the wilful, wanton or negligent acts of Landlord or Landlord's employees or agents.

     (e) Tenant shall give prompt notice to Landlord in case of fire or other casualty or accidents in the Leased Premises or of any defects therein or in any of Landlord's fixtures, machinery or equipment.

     Section 11.2 Waiver of Subrogation. The Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to the Landlord or the Tenant, as the case may be, on their respective property, the Leased Premises, or its contents arising from any risk generally covered by fire and extended coverage insurance, vandalism, malicious mischief and sprinkler leakage; and the parties each, on behalf of their respective insurance companies insuring the property of either the Landlord or the Tenant against any such loss, waive any right of subrogation that it might have against the Landlord or the Tenant, as the case may be, if such waiver of subrogation is available.

     Section 11.3 Tenant's Insurance. Tenant further covenants and agrees that from and after the date of delivery of the Leased Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

     (a) PUBLIC LIABILITY AND PROPERTY DAMAGE. Bodily injury liability insurance with a single limit of not less than One Million Dollars ($1,000,000) insuring against any and all liability of the insured with respect to injury or damage to person and property occurring on or about the use or occupancy thereof. All such liability insurance shall specifically include, in addition to the above, contractual liability insurance covering the insuring provisions of this Lease, the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property in this Article contained.

     (b) FIRE AND EXTENDED COVERAGE INSURANCE. Insurance covering Tenant's leasehold improvements, and Tenant's trade fixtures, furniture and other items of personal property for their full replacement cost from time to time during the term of this Lease providing protection against any peril including within the classification "Fire and Extended Coverage" together with insurance against sprinkler leakage, vandalism and malicious mischief.

     The policies of insurance required to be carried by Tenant under subparagraphs (a) and (b) above shall name both Landlord and Tenant as named insureds. All such policies shall further provide that they may not be cancelled except upon ten (10) days prior written notice to Landlord and, in the case of fire and extended coverage insurance thirty (30) days prior written notice to Landlord's mortgagees.

     Section 11.4 Tenant's Blanket Policies. The Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by the Tenant. The Tenant agrees to furnish Landlord a copy of the policies of insurance covering the above-described risks or to furnish a certificate of insurance if part of a blanket policy.

     Section 11.5 Stocking of Certain Items Prohibited. Tenant shall not stock, use or sell or permit or suffer to be stocked, used or sold any article or do anything in or about the Leased Premises which may be prohibited by or violate any of Landlord's insurance policies or the rules and regulations of the fire insurance rating organization having jurisdiction or any successor organization thereto, or which will increase any insurance rates and premiums on the Leased Premises. If as a result of any failure of Tenant, or anyone claiming by, through or under Tenant, to comply with the foregoing sentence of this Section 11.5, the insurance rates applicable to any policies of insurance carried by Landlord covering the building or the rental income to be derived therefrom shall be increased, Tenant agrees to pay Landlord within ten (10) days after Landlord's written demand therefor, as additional rent hereunder, the entire portion of the premiums for said insurance which shall be solely attributable to such hazardous activities of Tenant upon presentation of a sworn statement from Landlord's insurance carriers specifying the prior and higher rates, the specific activity or activities of Tenant considered hazardous and causing at least a portion of the increase from the prior to the higher rate and the specific amount of such premium increase solely attributable to the specified hazardous activities of Tenant.

                                   ARTICLE XII
                            DAMAGE TO LEASED PREMISES

     Section 12.1 Rights and Obligations of Landlord and Tenant. If the Leased Premises shall be partially damaged or destroyed by fire, the elements, unavoidable accident or other casualty, Landlord shall, except as otherwise provided herein, repair and restore the same (exclusive of the improvements constructed by Tenant pursuant to Section 2.2 above. Tenant's trade fixtures, decorations, signs and contents, all of which shall be repaired and restored by Tenant) substantially to the condition thereof immediately prior to such damage or destruction unless such damage or destruction be due to the negligent act or omission of Tenant or Tenant's employees or agents and not be covered by Landlord's fire and extended insurance policy. If by reason of such occurrence:
(a) the Leased Premises are rendered wholly untenantable, or (b) the Leased Premises are damaged in whole or part during the last year of the term hereof, or (c) the building is damaged (whether or not the Leased Premises are damaged) to an extent of fifty percent (50%) or more of the then replacement value thereof, or in any of such events, Landlord may elect either to repair the damage as aforesaid, or to cancel this Lease by written notice of cancellation given to Tenant within ninety (90) days after the date of such occurrence, and thereupon this Lease shall cease and terminate with the same force and effect as though the date set forth in the Landlord's said notice were the date herein fixed for the expiration of the term hereof and Tenant shall vacate and surrender the Leased Premises to Landlord. Upon the termination of this Lease, as aforesaid, Tenant's liability for the rents reserved hereunder shall cease as of the effective date of the termination of this Lease, subject, however, to the provisions for the prior abatement of rent hereinafter set forth. Unless this Lease is terminated by Landlord, as aforesaid, this Lease shall remain in full force and effect and Tenant shall repair, restore or replace Tenant's trade fixtures, decorations, signs and contents in the Leased Premises in a manner and to at least a condition equal to that existing prior to their damage or destruction and the proceeds of all insurance carried by Tenant on said property shall be held in trust by Tenant for the purposes of such repair, restoration or replacement. If by any reason of such fire or other casualty the Leased Premises are rendered wholly untenantable the rent shall be fully abated, or if only partially damaged such rent shall be abated proportionately as to that portion of the Leased Premises rendered untenantable, in either event (unless Landlord shall elect to terminate this Lease, as aforesaid) until fifteen (15) days after notice by Landlord to Tenant that the Leased Premises have been substantially repaired and restored or until tenant's business operations are restored in the entire Leased Premises, whichever shall occur sooner. Tenant shall continue the operation of Tenant's business in the Leased Premises or any part thereof not so damaged during any such period to the extent reasonably practicable from the standpoint of prudent business management; and, except for such abatement of the fixed minimum rent as hereinabove set forth, nothing herein contained shall be construed to abate Tenant's obligations for the payment of the rent or any other additional rents and charges reserved hereunder. If such damage or other casualty shall be caused by the negligence of Tenant or of Tenant's subtenants, concessionaires, licensees, contractors or invitees or their respective agents or employees, there shall be no abatement of rent and Tenant shall repair such damage or destruction if it is not covered by Landlord's fire and extended coverage insurance policy. Except for the abatement of the rent hereinabove set forth, Tenant shall not be entitled to and hereby waives all claims against Landlord for any compensation or damage for loss of use of the whole or any part of the Leased Premises and/or for any inconvenience or annoyance occasioned by any such damage, destruction, repair or restoration.

     Section 12.2 Termination. Upon any termination of the Lease under any of the provisions of this Article, the parties shall be released thereby without further obligations to the other party coincident with the surrender of possession of the Leased Premises to the Landlord, except for items which have theretofore accrued and be then unpaid.

                                  ARTICLE XIII
                                 EMINENT DOMAIN

     Section 13.1 Termination of Lease. In the event any part of the Leased Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, or in the event thirty-three and one-third percent (33-1/3%) or more of the parking spaces serving the building are so appropriated or taken and Landlord does not provide alternative parking space in lieu thereof within one hundred yards of the Leased Premises, this Lease may be terminated as of the date of such taking at the option of either Tenant or Landlord to be exercised in writing within thirty (30) days following the date of the event giving rise to such option.

     Section 13.2 Award. If this Lease is terminated as above provided, the Tenant shall be entitled to the depreciated book value of Tenant's leasehold improvements, and the balance of the award shall be payable to Landlord; but the rent and other charges for the last month of Tenant's occupancy shall be pro-rated and Landlord agrees to refund to Tenant any rent or other charges paid in advance. If this Lease shall not terminate as above provided, Landlord shall be entitled to the entire award or compensation in such proceedings.

                                   ARTICLE XIV
                       ASSIGNING, MORTGAGING, SUBLETTING,
                               CHANGE IN OWNERSHIP

     Section 14.1 Assignment and Subletting. Except as provided in Section 14.5 below, Tenant shall not transfer, assign, hypothecate, enter into a license or concession agreement with regard to the Leased Premises nor sublet the Leased Premises or any part thereof or any interest therein without the written consent of Landlord, and shall not suffer or permit any assign or transfer by operation of law or otherwise of the estate, or interest of Tenant in the Leased Premises acquired in or through this Lease. Any attempt to transfer assignment, subletting license, concession agreement or hypothecation without Landlord's prior written consent shall be void and confer no rights upon any person and Landlord may treat such third person as a trespasser. Any request by Tenant to assign or sublease shall be in writing and accompanied by: (i) a true copy of the proposed documents of assignment or subletting; and (ii) information regarding the responsibility, reputation, financial condition and business of the proposed assignee or sub-tenant. Such request shall create Landlord an option to terminate this Lease as to the portion of the Leased Premises covered by the request and if terminated by Landlord shall reduce Tenant's rental in proportion to the portion so terminated. Said option must be exercised within fifteen (15) days after receipt of such request. Notwithstanding any consent by a Landlord to an assignment or subletting, the Tenant shall remain jointly and severally liable (along with each approved assignee or sub-tenant who shall automatically become liable for all obligations of Tenant hereunder) and Landlord shall be permitted to enforce the provisions of this instrument directly against the undersigned Tenant and/or assignee or sub-tenant without preceding in any way against any other person or entity. Landlord's consent to any proposed assignment of Tenant's interest in the Lease or to any proposed sublease involving all or any portion of the Leased Premises shall not be unreasonably withheld, delayed or conditioned.

     Section 14.2 Restrictions Concerning Consent to Transfer. Any consent by Landlord to any assignment, subletting, license or concession shall be upheld to apply only to the specific transaction thereby authorized and shall not constitute a waiver of the necessity for such consent to any subsequent assignment, subletting, license or concession. If this Lease or interest therein be assigned, or if the Leased Premises or any part thereof be sublet or occupied by anyone other than Tenant without the Landlord's prior written consent having been obtained thereto, Landlord may nevertheless collect rent from the assignee, sublessee or occupant and apply the net amount collected to the rents herein reserved; but no assignment, subletting, occupancy or collection shall be deemed a waiver of acceptance of the assignee, subtenant or occupant as Tenant hereunder, or constitute a release of Tenant from the further performance by Tenant of the terms and provisions of this Lease. If this Lease or any interest of Tenant therein be assigned or if the whole or any part of the Leased Premises be sublet, after having obtained the Landlord's prior written consent hereto, Tenant shall nevertheless remain fully liable for the full performance of all obligations under this Lease to be performed by Tenant, and Tenant shall not be released therefrom in any manner, and upon such assignment or sublease the rent payable by Tenant set forth in Article II hereof shall be increased to equal the amounts of such rent payable by Tenant's assignee or subtenant but shall in no event be decreased from the amounts set forth herein.

     Section 14.3 Consent to Transfer to be in Writing. Each transfer, assignment, subletting, license, concession agreement and hypothecation to which there has been consent by an instrument in writing in form satisfactory to Landlord, shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator or mortgagor in each instance, as the case may be; and each transferee, assignee sublessee, licensee, concessionaire or mortgagee shall agree in writing for the benefit of the Landlord herein to assume to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by the Tenant. One executed copy of such written instrument shall be delivered to the Landlord.

     Section 14.4 Assignment to Affiliate or Subsidiary. The Leased Premises may be occupied and/or used, sublet or assigned, in whole or in part, without Landlord's consent by or to any present or future subsidiary of Tenant or parent of Tenant, which owns a substantial part of the capital stock of Tenant, and/or any partnership, joint venture and/or other enterprise which Tenant directly owns or controls at least fifty percent (50%) of the voting stock; provided, however, that Tenant shall remain jointly and severally liable for all covenants hereunder as above provided. Landlord's consent shall not be required with respect to any sale of the stock or assets of Tenant or any merger involving Tenant provided the successor or surviving entity continues to operate the business of Tenant in the Leased Premises as a going concern.

                                   ARTICLE XV
                   ATTORNMENT, SUBORDINATION, ATTORNEY-IN-FACT

     Section 15.1 Attornment. Tenant shall, in the event of a sale, transfer or assignment of Landlord's interest in the building or any part thereof or in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by the Landlord encumbering the Leased Premises or any part thereof, attorn to and recognize such transferee, purchase or mortgage as Landlord under this Lease.

     Section 15.2 Subordination.

     (a) This Lease and the estate of Tenant hereunder shall be subject and subordinate to any deed of trust or mortgage lien and any replacement, renewal or extension of any such deed of trust or mortgage lien, which at any time hereafter may be placed upon the Leased Premises. Any such mortgage shall, for the full amount of principal at any time advanced thereon or secured thereby, with interest, be prior and paramount to this Lease and to the rights of Tenant hereunder and all persons claiming through or under Tenant, or otherwise, in the Leased Premises. Tenant, on Tenant's behalf, and on behalf of all persons claiming through and under Tenant, covenants and agrees that Tenant will, from time to time at the request of Landlord, execute and deliver any necessary or proper instruments or certificates acknowledging the priority of the lien or charge of such mortgage to this Lease and to subordination of this Lease thereto.

     (b) Any mortgage herein referred to shall contain a provision that any purchaser at a sale on foreclosure of said mortgage shall acquire and accept the premises subject to this Lease, provided, however, that Tenant hereby agrees to attorn to such purchaser upon foreclosure sale of said mortgage and to recognize such purchaser as Landlord under this Lease; and provided, further, that such purchaser upon foreclosure sale of said mortgage shall not be obligated to accept this Lease or the leasehold estate created hereby in the event that Tenant is in default in the performance of any of the terms and provisions on

Tenant's part to be kept and performed under this Lease.

     (c) The subordination of the Lease to any deed of trust or mortgage lien and any replacement, renewal or extention of same placed upon the Leased Premises shall be effective only upon delivery to Tenant from the beneficiary of such deed of trust, or from the mortgagee, as the case may be, of a non-disturbance agreement providing that in the event of a foreclosure of such deed of trust or mortgage lien, Tenant's rights under the Lease shall not be extinguished or impaired, provided Tenant continues to perform Tenant's obligations in accordance with the terms of the Lease.

     Section 15.3 Estoppel Certificates. Within fifteen (15) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); c) the date to which the rental and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the building or any portion or interest therein. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant: (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and c) that not more than one (1) month's rent has been paid in advance. On the occasion of each such request by Landlord, an appropriate form of such estoppel certificate shall be prepared and furnished to Landlord by Tenant, for execution and delivery by Tenant.

                                   ARTICLE XVI
                             DEFAULTS OF THE TENANT

     Section 16.1 Right to Re-enter. In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant, or if Tenant shall be finally adjudicated a bankrupt and all appeal rights have been extinguished, or if Tenant, in any court pursuant to any statute either of the United States or of a State, shall file a petition in bankruptcy or insolvency, or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or shall make an assignment for the benefit of creditors, or if Tenant shall abandon the Leased Premises and remove its furnishings and equipment therefrom, or if Tenant shall abandon said premises and also be in default under the Lease, or suffer this Lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     Section 16.2 Right to Relet, Damages. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary to relet the Leased Premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage and attorneys' fees and of costs of alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding, any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the present value at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amount shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable to Tenant hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the present value of the annualized rent paid by Tenant from the commencement of the term to the time of default, or during the preceding three (3) full calendar years, whichever period if shorter.

     Section 16.3 Injunctive Relief. In the event of any breach or threatened breach by Tenant or Landlord of any of the terms and provisions of this Lease, either Tenant or Landlord shall have the right to injunctive relief as if no other remedies were provided herein for such breach.

     Section 16.4 Rights and Remedies Cumulative. The rights and remedies herein reserved by or granted to Landlord or Tenant are distinct, separate and cumulative, and the exercise of any one of the them shall not be deemed to preclude, waive or prejudice Landlord's or Tenant's right to exercise any or all others.

     Section 16.5 Waiver of Defense Based on Merger. Tenant hereby expressly waives any right to assert a defense based on merger and agrees that neither the commencement of any action or proceeding, nor the settlement thereof, nor the entry of judgment therein shall bar Landlord from bringing any subsequent actions or proceedings from time to time.

     Section 16.6 "Re-entry" Not Restricted to Technical Legal Meaning. Wherever in this Lease the Landlord has reserved or is granted the right of re-entry into the Leased Premises the use of such word is not intended, nor shall it be construed, to be limited to its technical legal meaning.

     Section 16.7 Litigation Costs. In the event that Landlord should bring suit for the possession of the Leased Premises, for the recovery of any sum due under this Lease, or because of the breach of, any covenant of this Lease, or for any other relief against Tenant, declaratory or otherwise, or should Tenant bring any suit for any relief against Landlord, declaratory or otherwise, arising out of this Lease, the prevailing party shall be entitled to recover from the other all costs, expenses and reasonable attorneys' fees that it may have incurred in connection with such suit, all of which shall be included as part of the judgment rendered in such suit.

                                  ARTICLE XVII
                               ACCESS BY LANDLORD

     Section 17.1 Right of Entry. Landlord or Landlord's agents shall have the right to enter the Leased Premises at all reasonable times during Tenant's business hours upon reasonable notice to Tenant (except in the case of an emergency in which event Landlord may enter at any time without notice), to examine the same, and to show them to prospective purchasers or tenants, and to make such repairs and alterations to the Leased Premises and to have access to electrical panels and the equipment which controls utilities of the building as Landlord may deem necessary, and Landlord shall be allowed to take all material into and upon said premises so long as such activity does not interrupt Tenant's business that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no way abate while said repairs are being made so long as there is no interruption of business of Tenant. During the nine (9) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Leased Premises to prospective tenants or purchasers during Tenant's business hours, and place upon the Leased Premises the usual notices "To Let" or "For Sale" which notices Tenant shall permit to remain thereon without molestation.

     Section 17.2 Excavation. If an excavation shall be made upon land adjacent to the Leased Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Leased Premises so long as such entry is scheduled at times that do not interrupt Tenant's business for the purpose of doing such work as Landlord shall deem necessary to preserve the wall of the Leased Premises from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of rent.

                                  ARTICLE XVIII
                              SURRENDER OF PREMISES

     Upon the expiration or sooner termination of the term of this Lease, Tenant shall quit and surrender the Leased Premises, in good condition and repair, reasonable wear and tear excepted, together with all keys and combinations to locks, all improvements, alterations, and additions, except personal property and other trade fixtures, furnishings and equipment that Tenant may remove pursuant to the terms hereof, all of which shall thereupon become the property of Landlord without any claim by Tenant therefore; but the surrender of such property to Landlord shall not be deemed to be a payment of rent or in lieu of any rent reserved hereunder; however, notwithstanding the generality of the foregoing provisions, Landlord shall have the right to require Tenant, upon written notice given at any time during the term or within sixty (60) days thereafter, to remove any improvements, alterations, or additions made by or on behalf of Tenant and to repair any damage to the building caused by such removal. Before surrendering the Leased Premises, Tenant shall remove all of Tenant's said personal property and unattached movable trade fixtures, furnishings and equipment and if Tenant fails to do so said property shall be deemed abandoned and become the exclusive property of Landlord; but the retention or disposition of such abandoned property by Landlord shall not act as a release or satisfaction of any damages sustained by Landlord on account of Tenant's failure to remove the same as required by this section. If the Leased Premises be not surrendered as and when aforesaid, Tenant shall indemnify Landlord against all loss or liability resulting from the delay by Tenant in so surrendering the same, including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligations under this Article shall survive the expiration or sooner termination of the term of this Lease.

                                   ARTICLE XIX
                                 QUIET ENJOYMENT

     Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease; to all easements and restrictions, if any, now of record or hereto placed of record if deemed by Landlord to be necessary for the development of the building; and to all deeds of trust now or hereafter of record subject, however, to the provisions of Article XV above. No easement, restriction, covenant, lease or other agreement affecting the Leased Premises and entered into by Landlord subsequent to the date hereof shall have priority over or impair or modify any express right of Tenant granted under the Lease.

                                   ARTICLE XX
                                   SUCCESSORS

     Section 20.1 Binding Effect of Lease. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment has been approved by Landlord in writing or is otherwise permitted hereby.

     Section 20.2 Sale by Landlord. In the event of any sale or exchange of the Leased Premises by the Landlord and assignment by Landlord of this Lease, the Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to consummation of such sale or exchange and assignment accruing after the effective date of the sale or exchange. Regardless of such sale, this Lease shall remain in full force and effect and the buyer and/or subsequent buyers shall assume all the responsibilities and obligations of this Lease.

                                   ARTICLE XXI
                                  MISCELLANEOUS

     Section 21.1 Controlling Law. The laws of the State of Missouri shall govern the validity, performance and enforcement of this Lease. Should either party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that the venue of such suit or action shall be, at the option of the Landlord, in St. Louis County, Missouri and Tenant expressly consents to Landlord's designating the venue of any suit or action.

     Section 21.2 Security Deposit. Landlord agrees that Tenant shall have no obligation to pay or post any security deposit with Landlord. Landlord shall return to Tenant any and all letters of credit or cash security held by Landlord.

     Section 21.3 Waiver. The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by either party, unless such waiver be in writing.

     Section 21.4 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     Section 21.5 Entire Agreement. This Lease and the Exhibits attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Landlord or Tenant unless reduced to writing and signed by them.

     Section 21.6 Holding Over. Any holding over after the expiration of the term hereof, with the consent of the Landlord, shall be construed to be a tenancy from month to month on the terms and conditions herein specified, so far as applicable, excepting that Tenant shall pay for each day that Tenant holds over rent at double the rate of the minimum herein provided to be paid.

     Section 21.7 Relationship of Parties. Nothing contained in this Lease shall be deemed to constitute or be construed to create the relationship of principal and agent, partnership, joint ventures or any other relationship between the parties hereto, other than the relationship of Landlord and Tenant.

     Section 21.8 Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act except the payment of rent or other sums payable to Landlord by Tenant required hereunder by reason of strikes, lock-outs, labor troubles, shortages of materials or restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 21.8 shall not operate to excuse the Tenant from prompt payment of rent, additional rent or other payments required by the terms of this Lease.

     Section 21.9 Notices. Any notice, demand, request or other instrument which may or is required to be given under this Lease shall be delivered in person or sent by United States certified mail, postage prepaid, and shall be addressed
(a) in the case of Landlord to: Stephen C. Murphy, 10 S. Brentwood Blvd., Room 215, Clayton, Missouri, 63105, or such other address that Landlord shall designate by written notice and (b) in the case of Tenant to the Leased Premises, or at such other address that Tenant shall designate by written notice. Proof of any such notice so addressed with postage prepaid shall be by the addressee "green card" used for certified mail duly signed and returned to the sender.

     Section 21.10 Captions and Section Numbers. The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles nor in any way affect this Lease.

     Section 21.11 Partial Invalidity. It is agreed that if any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision valid, then the provision shall have the meaning which renders it valid.

     Section 21.12 No Option. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a lease only upon the execution and delivery thereof by Landlord and Tenant.

     Section 21.13 Brokers. Tenant warrants and represents that it has not directly or indirectly dealt with any broker or agent with respect to this Lease, or had its attention called to the Leased Premises by any broker or agent and agrees to defend, indemnify and save Landlord harmless from and against any and all claims for commission arising out of the execution and delivery of this Lease or out of any negotiations between Landlord and Tenant with respect to the Leased Premises.

     Section 21.14 Recording. Tenant shall not record this Lease without the written consent of Landlord, however, upon the request of either party hereto the other party shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the term of this Lease including option periods and shall incorporate this Lease by reference.

     Section 21.15 Corporate Tenant. If Tenant is or will be a corporation, the persons executing this Lease on behalf of Tenant hereby covenant or warrant that Tenant is a duly incorporated or duly qualified (if foreign) corporation and is authorized to do business in the State in which the building is located; and that the person executing this Lease on behalf of Tenant is an officer or are officers of such Lessee, and that he or they as such officers were duly authorized to sign and execute this Lease.

     Section 21.16 Service Charges. In the event any rental due Landlord under this Lease shall not be paid by the third day of any month, a monthly services charge of one and one-half percent per month of the overdue rental obligation shall be charged for that and each subsequent month past due. With respect to any amounts other than the adjusted monthly base rental, any amount not paid within fifteen (15) days from Landlord's billing date shall incur a monthly service charge of one and one- half percent per month of the overdue amount for that and each subsequent month past due. All amounts other than base rental shall be considered due when billed. A monthly rate of one and one- half percent is equivalent to an annual percentage rate of eighteen percent (18%); provided that if such rate be illegal as against Tenant the rate shall be limited to the highest rate permitted by law.

     Section 21.17 Tenant Parking Spaces. Landlord shall provide and maintain during the term of this Lease and any extended term of this Lease, not less than one hundred twenty-eight (128) parking spaces for use solely by Tenant's employees, customers, guests and invitees.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

ADIE ROAD PARTNERSHIP                   TALX CORPORATION

By:                                     By:
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                                        ATTEST:

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                                        Secretary or Assistant Secretary